UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                November 10, 2005


                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

              1-644-2                                    13-1815595
              -------                                    ----------
      (Commission File Number)                 (IRS Employer Identification No.)

    300 Park Avenue, New York, NY                              10022
    -----------------------------                              -----
(Address of principal executive offices)                    (Zip code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 10, 2005, Ronald E. Ferguson and Elizabeth A. Monrad resigned from the Board of Directors of Colgate-Palmolive Company.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 14, 2005            COLGATE-PALMOLIVE COMPANY


                                    By /s/ Andrew D. Hendry
                                      ------------------------------------------
                                    Name:    Andrew D. Hendry
                                    Title:   Senior Vice President, General
                                             Counsel and Secretary